              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                  DATED JAN. 2, 2007* TO THE PROSPECTUS FOR

       RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY/

        RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY/

 RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(SM) VARIABLE ANNUITY S-6504 C (1/07)

On page 9 of the prospectus, the preamble under the heading "ANNUAL OPERATING EXPENSES OF THE FUNDS" is replaced with the following:

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

The footnotes following the second table on page 9 of the prospectus entitled "Total annual operating expenses for each fund underlying RAVA 4 Advantage, RAVA 4 Select and RAVA 4 Access" are modified as follows:

Footnote (2) is replaced with the following:

(2) As a result of a reorganization of another Fund into the Fund, which occurred on May 1, 2006 for AIM V.I. Capital Appreciation Fund, Series II Shares, the "Gross total annual expenses" have been restated to reflect such reorganization.

Footnote (3) is deleted.

Footnote (8) is deleted.

Footnote (21) is replaced with the following:

(21) "Other expenses" also includes Underlying Fund expenses. Underlying Fund expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying Funds. Underlying fund expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see "Fund of Funds Fees - Annual Underlying Fund Expenses" in the Portfolio's prospectus.

Footnote (24) is replaced with the following:

(24) Management fees include the impact of a performance incentive adjustment that decreased the management fee by 0.04% for RiverSource(SM) Variable Portfolio - Balanced Fund, 0.02% for RiverSource(SM) Variable Portfolio - Large Cap Equity Fund, 0.04% for RiverSource(SM) Variable Portfolio - Large Cap Value Fund, 0.04% for RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund, 0.07% for RiverSource(SM) Variable Portfolio - Select Value Fund, 0.05% for RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund and 0.02% for RiverSource(SM) Variable Portfolio - Small Cap Value Fund. Management fees include the impact of a performance incentive adjustment that increased the management fee by 0.09% for RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund, 0.004% for RiverSource(SM) Variable Portfolio - Emerging Markets Fund, 0.02% for RiverSource(SM) Variable Portfolio - Growth Fund, 0.04% for RiverSource(SM) Variable Portfolio - International Opportunity Fund and 0.03% for RiverSource(SM) Variable Portfolio - Mid Cap Value Fund.

Footnote (25) is deleted.





--------------------------------------------------------------------------------
S-6504-5 A (1/07)

* Valid until May 1, 2007.